Defined Asset Funds[SM]

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Select Ten Portfolio

International

1996 United Kingdom Portfolio

Series 5

Merrill Lynch

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Financial Times Index

The Financial Times Industrial Ordinary Share (FT) Index consists of 30 common stocks chosen by the editors of The Financial Times (London) to be representative of British industry and commerce. The companies are major players in their industries and their stocks are widely held by individual and institutional investors. The FT Index is an unweighted average of the share prices of these companies:

ASDA Group
Allied Domecq
BICC
BOC Group
BTR
Blue Circle Industries
Boots Companies
British Airways
British Gas
British Telecommunications
British Petroleum Company
Cadbury Schweppes
Courtaulds
General Electric Company
Glaxo Wellcome
Grand Metropolitan
GKN
Guinness
Hanson
Imperial Chemical Industries
Lucas Industries
Marks & Spencer
National Westminster Bank
Peninsular & Oriental Steam Navigation Company
Reuters Holdings
Royal & Sun Alliance Insurance
SmithKline Beecham
Tate & Lyle
Thorn EMI
Vodafone Group

SELECT TEN PORTFOLIO


UNITED KINGDOM
INTERNATIONAL SERIES

Today's global marketplace offers many opportunities. Defined Assets Funds[SM] Select Ten Portfolio-International Series uses a simple investment strategy to help you take advantage of opportunities in selected countries.

Global Opportunities

Many international equity markets, such as the London Stock Exchange, offer attractive growth potential, which can help investors diversify their portfolios globally.

A Simple Strategy

The United Kingdom Portfolio seeks total return by investing in approximately equal values of the ten stocks in the Financial Times Industrial Ordinary Shares (FT) Index,(*) having the highest dividend yield at the time of the offering (Strategy Stocks). These companies are among the most highly capitalized in the United Kingdom.

------------
     (*)The publisher of the Financial Times Index has not participated in any way in the creation of the Portfolio or in the selection of its stocks nor approved any information included in this brochure. objective.

After one year, the Portfolio will liquidate. You may choose to reinvest your proceeds into the next Portfolio of the then-current Strategy Stocks, if available, at a significantly reduced sales charge, or you can take the cash.

Offers U.S. Investments Some Big Advantages

o Semi-annual dividends. This means investors receive two consolidated checks per year, not 20 for the 10 stocks, and payments are in U.S. dollars.

o Low costs. The minimum purchase is about $250. There is a total sales charge of 2-3/4%.

o Reinvestment. You may choose to reinvest your dividends at a reduced sales charge to compound your income.

o Year-end rollover. The United Kingdom Portfolio matures in about one year, at which time you'll have the opportunity to reinvest your Select Ten Portfolio into the next Portfolio, if available. Although each Select Ten Portfolio is a one-year fund, we recommend you stay with the Strategy for a minimum of three-to five-years.

Defining Your Risks

At Defined Asset Funds, our goal is to give investors the information they need to make informed decisions. The following are important facts to keep in mind when considering this investment for your portfolio. Please read them carefully. Your financial professional will be happy to answer any questions you may have.

o The Portfolio should not be considered a complete investment program, and may be considered speculative.

o The Portfolio may not be appropriate for investors seeking either preservation of capital or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international equities.

o  There can be no assurance that the Portfolio or Strategy will meet its

o Total returns on United Kingdom stocks fluctuate widely, and the value of your investment will change with the prices of the underlying stocks and currency exchange rates. In addition, there is no guarantee that dividend rates will be maintained or that stock prices or currency exchange rates will not decline.

o The Strategy Stocks may have higher yields because they or their industries are experiencing financial difficulty or are out of favor.

Time-Tested Track Record

Since stocks in the Portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it had performed. The chart below illustrates past performance of the FT Index and Strategy stocks. Although this is no guarantee of future results of any Portfolio, as you can see the results are compelling.

[A mountain chart, captioned "Suppose you had invested $10,000 in the Strategy in 1976"', compares the cumulative annual performance from 1976 through 9/30/96 of the Strategy Stocks (burnt orange) with the FT Index (purple). A box in the upper left quadrant indicates the components of the chart. The x axis reflects dollar amounts in $50,000 increments; the y axis reflects years. The initial value of each is $50,000; next to the right margin the ending values are stated as follows: $599,903 Ending 9/30/96 (Strategy); $163,169 Ending 9/30/96 (Index).]

The performance of the Strategy is a hypothetical example of how the United Kingdom Portfolio could have performed if the Strategy had been employed since 1976. The chart assumes that all dividends during a year are reinvested at the end of that year. It does not reflect sales charges, commissions, expenses or taxes. Changes in the exchange rate of the pound sterling relative to the US dollar affected these figures significantly in certain years. These changes ranged from -25% in 1981 and 1984 to +21% in 1987, and averaged -2.7% over the last 20 years.

It is important to note that actual performance of the Portfolio will differ from the Strategy Stocks because the Portfolio has sales charges and pays brokerage commissions and expenses. Strategy Stock figures are generally annual figures based on December 31 sales prices, while the Portfolios are established and liquidated at different times during the year. Portfolios normally purchase and sell stocks at prices and currency exchange rates different from the closing price and currency exchange rate used in determining the Portfolio's unit price. In addition, the Portfolio is not fully invested at all times and not all stocks may be weighted equally.

Select Ten Portfolio--International Series 5--1996 United Kingdom Portfolio*

Name of Issuer                                     Current Dividend Yield+
--------------                                     -----------------------

1.       Hanson PLC                                           9.03%
2.       British Gas PLC                                      7.57
3.       BTR PLC                                              5.50
4.       British Telecommunications PLC                       5.26
5.       Peninsular & Oriental Steam Navigation Company       5.05
6.       Allied Domecq PLC                                    4.47
7.       Royal & Sun Alliance Insurance Group PLC             4.23
8.       BICC PLC                                             4.21
9.       Imperial Chemical Industries PLC                     3.93
10.      National Westminster Bank PLC                        3.78

* Initial date of deposit--October 31, 1996

+ Current dividend yield for each security was generally calculated by adding the most recent interim and final dividends declared on the security and dividing the result by its market value as of the close of trading on October 31, 1996.

The Portfolio may not necessarily reflect the research opinions or any buy or sell recommendation of any of the Sponsors.

Prior Select Ten Portfolio Performance

The chart below shows average annual total returns for each of the three Series, which assume an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each Series:

Series From Inception through 9/30/96  Most Recent Completed Portfolio
-------------------------------------  -------------------------------
               Inception   Return      Period            Return

A Series        1/5/94     2.25%       1/6/95-2/23/96      5.75%
B Series       6/21/93     4.65%       5/10/95-6/28/96   -10.03%
C Series       9/28/93     2.58%       9/6/94-10/13/95    -2.21%

Past performance is no guarantee of future results. Average annual total return represents price changes plus dividends reinvested, divided by the initial public offering price, and reflects maximum sales charges and expenses.


Historical Performance

If the Strategy had been followed for the last 20 years, an investor generally would have achieved a higher total return than by investing in the entire FT Index.

The table below illustrates how the Strategy would have performed on a theoretical basis from January 1, 1976 through September 30, 1996.* The returns shown represent past performance of the United Kingdom and Strategy Stocks, and are no guarantee of future results. The figures do not reflect the Portfolio's sales charges, commissions, expenses, or reinvestment of dividends.

Strategy Illustration*

January 1, 1976-September 30, 1996

                     FT Index          Strategy Stocks
Year                 Total Return      Total Return
----                 ------------      ---------------


1976                    -15.58%           -15.89%
1977                     61.92             87.27
1978                      9.92             17.73
1979                      3.59              4.76
1980                     31.77             30.15
1981                     -5.30             -6.26
1982                      0.42             44.03
1983                     21.94             42.06
1984                      2.15              5.50
1985                     54.74             78.64
1986                     24.36             32.88
1987                     38.99             48.10
1988                      6.74             11.38
1989                     22.80             28.71
1990                     10.29              9.26
1991                     14.65             16.57
1992                     -2.33              4.27
1993                     18.40             37.69
1994                      1.89              5.46
1995                     17.63             10.83
1/1/96-9/30/96            9.31              8.86

Average**                14.40%            21.81%

* After Portfolio sales charges and expenses, a Portfolio would have outperformed the index in 13 of the 20 years.

** Average annual total returns represent the annual rate of price appreciation, plus dividends reinvested at the end of each year.


Defining Your Cost

Low Initial Sales Charge/Reduced Charge for Rollovers

As illustrated in the chart below, first-time investors pay a 1% maximum sales charge when they buy. In addition, a deferred sales charge of $1.75 per 1.000 units will be deducted from the Portfolio's net asset value each month over the last ten months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time.


Amount Purchased           Amount per 1,000  As a % of Public
                                Units        Offering Price
-------------------------------------------------------------


Maximum Initial Sales Charge     $10.00            1.00%
Deferred Sales Charge            $17.50            1.75%
                                 =======================

Your Sales Charge                $27.50            2.75%

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After a year, should you reinvest the proceeds of your investment into a new portfolio, if available, you will not be subject to an additional 1% initial charge, just the $17.50 deferred fee. If you sell your investment before maturity, the deferred sales charge and, in the secondary market, a charge to reflect the estimated costs of liquidating securities to meet cash redemptions, will be deducted.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

                                       Total Sales Charge
                     Deferred Sales    as a % of the
                     Charge per 1,000  Public Offering
Amount Purchased     Units             Offering Price
---------------------------------------------------------

Less than $50,000          $17.50            2.75%
$50,000 to $99,999         $17.50            2.50%
$100,000 to $249,999       $17.50            2.00%
$250,000 or more           $17.50            1.75%

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Tax Reporting

The proceeds received when you sell this investment will reflect the deduction of the deferred sales charge and the charge for organizational expenses. In addition, the annual statement and the relevant tax reporting forms you receive at year-end will reflect the actual amount paid to you (net of the deferred sales charge and the charge for organizational expenses). Accordingly, you should not increase your tax basis in your units by the deferred sales charge and the charge for organizational expenses. US investors will include in income their share of dividends grossed up for certain taxes paid by UK issuers; however, they may not be able to obtain refunds for such taxes.

Don't Delay.

Call your financial professional for a free prospectus containing more complete information, including all charges and expenses, and the special considerations associated with the risks of international investing including currency risk. Read it carefully before you invest.

Additional United Kingdom Portfolios containing the then-highest dividend-yielding stocks may be created in the future. Information contained herein is subject to completion or amendment. A registration statement relating to the securities of the next Portfolio in this Select Ten Portfolio--International Series has been filed with the Securities and Exchange Commission. The securities of that Portfolio may not be sold nor may offers to buy be accepted prior to the time that registration becomes effective. This brochure may not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

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Hong Kong Portfolio (Hang Seng Index)
Japan Portfolio (Nikkei Index)
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Concept Series

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Health Care Trust II
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15th Utility Common Stock Series

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Index Series

S&P 500 Index Trust
S&P MidCap Index Trust

Other Defined Asset Funds

Municipal Income Funds
Corporate Income Funds
Government Securities Income Funds
International Bond Funds